Exhibit 99.1

VEEA® Announces Acquisition of AI-Enabled Smart Spaces Provider Crowdkeep

Strategic Acquisition Adds Highly Complementary Business

NEW YORK, May 13, 2025 (GLOBE NEWSWIRE) -- Veea Inc. (NASDAQ: VEEA), a pioneer in edge computing and AI-driven solutions, announced today that it has acquired substantially all of the technology of Crowdkeep, Inc., a Delaware corporation (“Crowdkeep”) for shares of Veea’s common stock and other consideration.

Crowdkeep develops and sells a comprehensive enterprise Internet of Things (IoT) platform that disrupts the traditional ways that organizations operate with a technology platform that collects real-time data to help improve the speed and accuracy of critical workplace operations, including schools, hospitals, hotels, manufacturing centers, office towers, construction sites, and virtually any building or campus that need to make fast and informed data-driven decisions about people, assets, and environments.

Crowdkeep’s software platform will be integrated with Veea’s Edge Platform and utilize VeeaHub products, cameras and sensors with edge AI facilitating the tracking of valuable on-site assets, monitoring of equipment condition, eliminate manual processes associated with managing the workplace environment, while accounting for workers’ time, location, attendance and safety. With converged computing, communications, including 5G, AI inferencing and federated learning, distributed NVMe storage, real-time anomaly detection with ML toolchain, and scalable analytics with a serverless data warehouse platform, the combined solution provides for real-time management of the entire network with data privacy and enterprise-grade cybersecurity for both data-at-rest and data-in motion, as well as massive scalability for construction sites, hospitals, schools, smart buildings, hospitality, industrial warehouses and shipping yards, and many more market segments.

This strategic acquisition will strengthen Veea’s market position as a leader in hybrid edge-cloud computing and communications solutions by enhancing its ability to deliver a more comprehensive end-to-end solution with AI-driven cybersecurity and cloud-based data and analytics platform allowing users to store, manage, report and analyze large volumes of data with time-to-insights and event notification for Smart Spaces and a wide range of digital transformations at the edge, ultimately benefitting Veea’s current customers and expanding Veea’s global market presence.

Following the acquisition, Helder Antunes, the current CEO of Crowdkeep and a member of Veea’s board, will be joining Veea’s management team as an Executive Vice President and Chief Revenue Officer. Prior to Crowdkeep, Mr. Antunes was an executive of Cisco Systems for over twenty years, founder and first Chairman of the OpenFog Consortium. Mr. Antunes will drive the sales and marketing activities at Veea while overseeing a portfolio of strategic accounts with a focus on ensuring accurate and timely revenue recognition, aligning financial reporting with contractual obligations in close collaboration with the finance team.

“This is an important transaction for both Veea and Crowdkeep, marking the beginning of an exciting new chapter. This transformative acquisition underscores Veea’s mission to provide innovative solutions that unlock the full potential of edge computing and AI, bridging the gap to a more connected, secure, and intelligent world,” said Allen Salmasi, Chief Executive Officer. “Together, we are combining our strengths to accelerate product innovation, expand our capabilities and addressable markets, while delivering unique capabilities that we believe no other platform currently offers.”

“The need for massive data collection at the edge to safely, efficiently, and proactively manage today’s workplace is rapidly increasing,” said Helder Antunes, Chief Executive Officer of Crowdkeep. “The combined capabilities of Crowdkeep and Veea will provide users with real-time insights and actionable data at the edge that will enhance situational awareness, allow for quick decision-making, and enhance safety with AI-powered predictive intelligence.”

About Veea

Veea® has unified multi-tenant computing, multiaccess multiprotocol communications, edge storage and cybersecurity solutions through fully integrated cloud- and edge-managed products. Veea’s pioneering Multiaccess Edge Computing (MEC) product, developed from the ground up in several compact form factors, brings together the functionality typically provided for through any combination of servers, Network Attached Storage (NAS) devices, routers, firewalls, Wi-Fi Access Points (APs), IoT gateways, 4G or 5G wireless access, and cloud management by means of multiple hardware, software and systems integrated and maintained by IT/OT professionals. Veea Edge Platform offers application responsiveness, bolsters cybersecurity, data privacy and context awareness, and lowers data transport costs as well as total cost of ownership, while providing for easy installation, operations, monitoring and maintenance of edge networks.

With Software Defined Networking (SDN), Network Function Virtualization (NFV), and network slicing over LAN, VeeaWare full-stack platform software uniquely provides for cellular-like subscription-based network-managed Wi-Fi and IoT devices over a connectivity and computing mesh network. It also enables application environment for a range of third-party ARM-based, x86-based and CUDA-based products that may incorporate GPUs, TPUs, DPUs, and/or NPUs that are all edge-managed through VeeaCloud.

Veea was formed in 2014 and is headquartered in New York City with a rich history of major innovations in the development of advanced networking, wireless and computing technologies, along with over 122 granted and 25 pending patents in key aspects of hyperconverged edge computing technologies. For more information, visit veea.com and follow us on LinkedIn.

About Crowdkeep

Crowdkeep is an Internet of Things (IoT) platform that empowers users with real-time people and asset positioning to make fast, informed decisions about people, assets, and conditions throughout the workplace. Created out of a desire to introduce a comprehensive IoT platform that enables a safer and more efficient workplace, Crowdkeep looks to the future with agility and confidence to pioneer technologies that have staying power in the constantly evolving digital world.

Crowdkeep is proud to lead a wave of digital transformation technologies that are changing the way businesses and organizations operate and make decisions. Crowdkeep takes aim at the ineffective and obsolete ways of doing things and offers customers cost effective solutions that are less complex, easy to deploy, and lead to insights and intelligent analysis that help the workplace become more productive and run safer. For more information visit crowdkeep.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) as well as Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended, that are intended to be covered by the safe harbor created by those sections. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate,” “strategy,” “future,” “likely” or other comparable terms, although not all forward-looking statements contain these identifying words. All statements other than statements of historical facts included in this press release regarding the Company’s strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements include, but are not limited to, risks and uncertainties including those regarding: the Company’s business strategies, and the risk and uncertainties described in “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note on Forward-Looking Statements” and the additional risk described in Veea’s Form 10-K for the year ended December 31, 2024 and any subsequent filings which Veea makes with the U.S. Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in the press release relate only to events or information as of the date on which the statements are made in the press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events except as required by law. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

The Equity Group

Devin Sullivan
Managing Director
dsullivan@equityny.com

Conor Rodriguez
Associate
crodriguez@equityny.com